FIRST AMENDMENT TO
FORBEARANCE AGREEMENT AND
AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Forbearance Agreement and Amendment to Credit Agreement (the “First Amendment”), dated as of December 11, 2008, is among SEMGROUP ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto (collectively, the “Guarantors”) WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), L/C Issuer and Swing Line Lender under the Credit Agreement referred to below and the Lenders signatory hereto.

R E C I T A L S:

A. The Borrower, the Administrative Agent and certain lenders that are parties thereto (the “Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of February 20, 2008 (as amended, modified, supplemented and waived from time to time, the “Credit Agreement”).

B. The Borrower, the Guarantors, the Administrative Agent and certain of the Lenders entered into that certain Forbearance Agreement and Amendment to Credit Agreement dated as of September 12, 2008 (the “Forbearance Agreement”), pursuant to which the Administrative Agent and such Lenders, among other things, agreed to forbear from exercising their rights and remedies under the Credit Agreement and the other Loan Documents relating to certain Events of Default as described in the Forbearance Agreement (the “Existing Events of Default”).

C. The Existing Events of Default are continuing.

D. The Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Forbearance Agreement to extend the Forbearance Period.

E. The Administrative Agent and the Lenders have agreed to amend the Forbearance Agreement and to enter into this First Amendment subject to and upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

1. Definitions.  All capitalized terms used in this First Amendment which are not otherwise defined shall have the meanings given to those terms in the Credit Agreement, as amended by the Forbearance Agreement (after taking into account the amendment contained in Section 2 hereof).

2. Amendment to Section 3 of the Forbearance Agreement.  Section 3 of the Forbearance Agreement is hereby amended by deleting the words “December 11, 2008” and replacing them with the words “December 18, 2008.”

3. Conditions to Effectiveness.  This First Amendment shall be effective on the date when and if each of the following conditions is satisfied:

(a) Execution and Delivery.  The Administrative Agent shall have received a counterpart of this First Amendment executed and delivered by the Borrower, each of the Guarantors, the Administrative Agent, and the Required Lenders.

(b) No Default or Event of Default; Accuracy of Representations and Warranties.  The Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying that, after giving effect to this First Amendment, no Default or Event of Default (other than (i) the Existing Events of Default and (ii) the Reporting Default, the Material Contract Defaults and the Swap Default (as each is defined in the Forbearance Agreement)) shall exist and each of the representations and warranties made by the Borrower and the Guarantors in the Forbearance Agreement and in or pursuant to the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this First Amendment becomes effective, except to the extent such representations and warranties expressly relate to an earlier date.

(c) Expense Reimbursements.  The Borrower shall have paid all reasonable invoices presented to the Borrower for expense reimbursements (including reasonable attorneys’ and financial advisors’ fees and disbursements) due to the Administrative Agent in accordance with Section 10.04 of the Credit Agreement.

4. Effect of Forbearance Termination Date.  This First Amendment shall cease to be effective upon the occurrence of the Forbearance Termination Date, and, other than as set forth in Section 18 of the Forbearance Agreement, the form of the Credit Agreement, as in effect immediately prior to the Effective Date, shall be deemed to have been otherwise restored to such form in its entirety and the applicable interest rate under the Credit Agreement shall be the Default Rate so long as any Event of Default then exists.

5. Acknowledgement.  The Borrower hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all obligations under the Credit Agreement without offset, defense, cause of action or counterclaim of any kind or nature whatsoever, and the Loan Parties hereby release the Administrative Agent and the Lenders from any and all Claims (as defined in Section 21 of the Forbearance Agreement) other than as provided in Section 21 of the Forbearance Agreement.

6. Confirmation of Forbearance Agreement.  Except as amended by this First Amendment, all the provisions of the Forbearance Agreement remain in full force and effect from and after the date hereof, and each Loan Party hereby ratifies and confirms each Loan Document to which it is a party.  This First Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Forbearance Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Forbearance Agreement or any of the instruments or agreements referred to therein.  From and after the date hereof, all references in the Forbearance Agreement to “this Agreement”, “hereof”, “herein”, or similar terms, shall refer to the Forbearance Agreement as amended by this First Amendment.  Each of the Borrower and the Guarantors also hereby ratifies and confirms that the Security Documents remain in full force and effect in accordance with their terms and are not impaired or affected by this First Amendment.

7. GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8. Loan Document.  This First Amendment shall constitute a Loan Document under the Credit Agreement, and all obligations included in this First Amendment shall constitute Obligations under the Credit Agreement and shall be secured by the Collateral.

9. Counterparts.  This First Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  Delivery of an executed signature page to this First Amendment by facsimile transmission or electronic photocopy (i.e. a “.pdf”) shall be as effective as delivery of a manually signed counterpart.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed as of the day and year first above written.

SEMGROUP ENERGY PARTNERS, L.P.

By: SemGroup Energy Partners GP, L.L.C.
       its General Partner

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

Guarantors:

SemGroup Energy Partners Operating, L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

SemMaterials Energy Partners, L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

SemGroup Energy Partners, L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

SemGroup Crude Storage, L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

SemPipe, L.P.
    By:  SemPipe, G.P., L.L.C., its General Partner

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

SemPipe, G.P., L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Chief Financial Officer

Lenders:

Wachovia Bank, National Association,
    as L/C Issuer,
    Swing Line Lender and Lender

By:_/s/ C. Mark Hedrick____________
Name: C. Mark Hedrick
Title: Managing Director

ABN AMRO Bank N.V., as a Lender

By:_/s/ Parker H. Douglas  __________
Name: Parker H. Douglas
Title: Senior Vice President

By:_/s/ David W. Stack      __________
Name: David W. Stack
Title: Senior Vice President

Bank of America, N.A., as a Lender

By:_/s/ John H. Woodiel III _________
Name: John H. Woodiel III
Title: Senior Vice President

The Bank of Nova Scotia, as a Lender

By:_/s/ Andrew Ostrov _____________
Name: Andrew Ostrov
Title: Director

Bank of Scotland PLC, as a Lender

By:_/s/ Karen Weich _______________
Name: Karen Weich
Title: Vice President

Blue Ridge Investments LLC, as a Lender

By:_/s/ Yongmei Shen______________
Name: Yongmei Shen
Title: Vice President

BMO Capital Markets Financing Inc., as a Lender

By:_____________________________
Name:
Title:

Calyon New York Branch, as a Lender

By:_/s/ Alan Sidrane_______________
Name: Alan Sidrane
Title: Managing Director

By:_/s/ Anne Shean________________
Name: Anne Shean
Title: Director

Citibank, N.A., as a Lender

By:_____________________________
Name:
Title:

Fortis Capital Corporation, as a Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ Darrell Holley
Name: Ilene Fowler
Title: Director

Guaranty Bank And Trust Company, as a Lender

By:_/s/ Gail J. Nofoinger_____________
Name: Gail J. Nofoinger
Title: Senior Vice President

Halbis Distressed Opportunities Master Fund LTD, as a Lender

By:_/s/ Peter Sakon_________________
Name: Peter Sakon
Title: VP

JPMorgan Chase Bank, N.A., as a Lender

By:_____________________________
Name:
Title:

Lehman Brothers Commercial Bank, as a Lender

By:_____________________________
Name:
Title:

Lehman Commercial Paper, Inc., as a Lender

By:_____________________________
Name:
Title:

Merrill Lynch Bank USA, as a Lender

By:_____________________________
Name:
Title:

Merrill Lynch Capital, as a Lender

By:_____________________________
Name:
Title:

One East Liquidity Master LP, as a Lender

By:_/s/ Sina Toussi              _________
Name: Sina Toussi
Title: Managing Director and Authorized Signatory

One East Partners Master LP, as a Lender

By:_/s/ Sina Toussi              _________
Name: Sina Toussi
Title: Managing Director and Authorized Signatory

Raymond James Bank FSB, as a Lender

By:_/s/ Garrett McKinnon___________
Name: Garrett McKinnon
Title: Vice President

Royal Bank of Canada, as a Lender

By:_/s/ Leslie P. Vowell____________
Name: Leslie P. Vowell
Title: Attorney-in-Fact

SunTrust Bank, N.A., as a Lender

By:_/s/ Samuel M. Ballestros________
Name: Samuel M. Ballestros
Title: Senior Vice President

UBS Loan Finance LLC, as a Lender

By:_/s/ Mary E. Evans_____________
Name: Mary E. Evans
Title: Associate Director, Banking Products Services, US

By:_/s/ Irja R. Otsa     _____________
Name: Irja R. Otsa
Title: Associate Director, Banking Products Services, US

Acknowledged:

Wachovia Bank, National Association,
    as Administrative Agent

By:_/s/ C. Mark Hedrick_____________
Name: C. Mark Hedrick
Title: Managing Director